                                                                   EXHIBIT 10.16

                AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                         DATED AS OF DECEMBER 21, 2001,

                                     AMONG


                                THE ORIGINATORS
                                  NAMED HEREIN

                                      AND

                         DAIRY GROUP RECEIVABLES, L.P.,
                                    as Buyer

AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

                                TABLE OF CONTENTS


                                                                                                                Page

ARTICLE I         AMOUNTS AND TERMS OF THE PURCHASE...............................................................2
                  Section 1.1       Purchase of Receivables.......................................................2
                  Section 1.2       Payment for the Purchase......................................................3
                  Section 1.3       Purchase Price Credit Adjustments.............................................5
                  Section 1.4       Payments and Computations, Etc................................................6
                  Section 1.5       Transfer of Records...........................................................6
                  Section 1.6       Characterization..............................................................7
                  Section 1.7       Termination of Immaterial Originator..........................................7


ARTICLE II        REPRESENTATIONS AND WARRANTIES..................................................................8
                  Section 2.1       Representations and Warranties of Originator..................................8


ARTICLE III       CONDITIONS OF PURCHASE.........................................................................13
                  Section 3.1       Conditions Precedent to Purchase.............................................13
                  Section 3.2       Conditions Precedent to Subsequent Payments..................................13


ARTICLE IV        COVENANTS......................................................................................14
                  Section 4.1       Affirmative Covenants of the Originator......................................14
                  Section 4.2       Negative Covenants of the Originators........................................20


ARTICLE V         TERMINATION EVENTS.............................................................................21
                  Section 5.1       Termination Events...........................................................21
                  Section 5.2       Remedies.....................................................................23


ARTICLE VI        INDEMNIFICATION................................................................................23
                  Section 6.1       Indemnities by the Originators...............................................23
                  Section 6.2       Other Costs and Expenses.....................................................26


ARTICLE VII       MISCELLANEOUS..................................................................................27
                  Section 7.1       Waivers and Amendments.......................................................27
                  Section 7.2       Notices......................................................................27


                                                                                                                Page

                  Section 7.3       Protection of Ownership Interests of Buyer...................................27
                  Section 7.4       Confidentiality..............................................................28
                  Section 7.5       Bankruptcy Petition..........................................................29
                  Section 7.6       Limitation of Liability......................................................30
                  Section 7.7       CHOICE OF LAW................................................................30
                  Section 7.8       CONSENT TO JURISDICTION......................................................30
                  Section 7.9       WAIVER OF JURY TRIAL.........................................................30
                  Section 7.10      Integration; Binding Effect; Survival of Terms...............................31
                  Section 7.11      Counterparts; Severability; Section References...............................31
                  Section 7.12      Confirmation and Ratification of Terms.......................................32

                             Exhibits and Schedules

Exhibit I         -        Definitions

Exhibit II        -        Principal Place of Business; Location(s) of Records; Federal Employer
                           Identification Number; Other Names

Exhibit III       -        Lock-Boxes; Collection Accounts; Collection Banks

Exhibit IV        -        Form of Compliance Certificate

Exhibit V         -        Credit and Collection Policies

Exhibit VI        -        [Intentionally Omitted.]

Exhibit VII       -        Form of Subordinated Note

Schedule A                 List of Documents to Be Delivered to Buyer Prior to the Purchase

                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

                  THIS AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT, dated as of December 21, 2001, is by and among each of the parties listed on the signatures pages hereof as an originator (each, an "Originator" and, collectively, the "Originators"), and Dairy Group Receivables, L.P. a Delaware limited partnership ("Buyer"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in
Exhibit I hereto (or, if not defined in Exhibit I hereto, the meaning assigned to such term in Exhibit I to the Purchase Agreement).

                             PRELIMINARY STATEMENTS

                  Certain of the Originators (the "Existing Originators") and Buyer entered into that certain Receivables Sale Agreement, dated as of June 30, 2000 (as amended, restated or otherwise modified prior to the date hereof, the "Original Sale Agreement"), pursuant to which the Existing Originators sold all of their Receivables and certain related property to Buyer.

                  The Existing Originators desire to continue to sell and assign to Buyer, and the other Originators now desire to sell and assign to Buyer, all of each such Originator's right, title and interest in and to such Receivables, together with the Related Security and Collections with respect thereto. Buyer desires to purchase such Receivables, Related Security and Collections. Buyer continues to own all Receivables of the Existing Originators outstanding as of the close of business on the Business Day immediately prior to the date hereof and previously conveyed pursuant to the Original Sale Agreement (such Receivables, the "Previously Sold Receivables").

                  Each Originator and Buyer intend the transactions contemplated hereby to be true sales of the Receivables from such Originator to Buyer, providing Buyer with the full benefits of ownership of the Receivables, and neither the Originators nor Buyer intend these transactions to be, or for any purpose (other than tax) to be characterized as, loans from Buyer to any Originator.

                  Following the purchase of Receivables from the Originators, Buyer will sell undivided interests therein and in the associated Related Security and Collections pursuant to that certain Amended and Restated Receivables Purchase Agreement dated as of December 21, 2001 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "Purchase Agreement") among Buyer, the Servicers (as defined therein), the Companies (as defined therein), the financial institutions from time to time party thereto as "Financial Institutions" and Bank One, NA (Main Office Chicago), as agent for the Companies and

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


         Financial Institutions or any successor agent appointed pursuant to the terms of the Purchase Agreement (in such capacity, the "Agent").

                  Each of the Originators and Buyer now desire to amend and restate the Original Sale Agreement in its entirety, subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that, subject to the satisfaction of the conditions precedent set forth in Section 3.1 hereof, the Original Sale Agreement is hereby amended and restated in its entirety to read as follows:

                                    ARTICLE I
                        AMOUNTS AND TERMS OF THE PURCHASE

                  Section 1.1 Purchase of Receivables.

                           (a) Effective on the date hereof, in consideration
for the Purchase Price and upon the terms and subject to the conditions set forth herein, each Originator does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and Buyer does hereby purchase from each Originator, all of such Originator's right, title and interest in and to all Receivables existing as of the close of business on the Business Day immediately prior to the date hereof other than the Previously Sold Receivables (which have been previously sold and assigned to Buyer) and all Receivables thereafter arising through and including the Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof. In accordance with the preceding sentence, on the date hereof Buyer shall acquire all of such Originator's right, title and interest in and to all Receivables existing as of the close of business on the Business Day immediately prior to the date hereof (other than the Previously Sold Receivables) and thereafter arising through and including the Termination Date, together with all Related Security relating thereto and all Collections thereof. Buyer shall be obligated to pay the Purchase Price for the Receivables purchased hereunder in accordance with
Section 1.2. In connection with consummation of the Purchase Price for any Receivables purchased hereunder, Buyer may request that each Originator deliver, and each Originator shall deliver, such approvals, opinions, information, reports or documents as Buyer may reasonably request.

                           (b) It is the intention of the parties hereto that
the Purchase of Receivables made hereunder shall constitute a sale, which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Receivables. Except for the

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

Purchase Price Credits owed pursuant to Section 1.3, the sale of Receivables hereunder is made without recourse to the Originators; provided, however, that
(i) each Originator shall be liable to Buyer for all representations, warranties, covenants and indemnities made by such Originator pursuant to the terms of the Transaction Documents to which such Originator is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any obligation of such Originator or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of such Originator. In view of the intention of the parties hereto that the Purchase of Receivables made hereunder shall constitute a sale of such Receivables rather than loans secured thereby, each Originator agrees that it will, on or prior to the date hereof and in accordance with Section 4.1(e)(ii), mark its master data processing records relating to the Receivables with a legend acceptable to Buyer and to the Agent (as Buyer's assignee), evidencing that Buyer has pur chased such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold to Buyer (it being understood and agreed that the Existing Originators shall have complied with the terms of this sentence prior to the date hereof in accordance with the Original Sale Agreement). Upon the request of Buyer or the Agent (as Buyer's assignee), each Originator will execute and file such financing or continuation state ments, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer's ownership interest in the Receivables and the Related Security and Collections with respect thereto, or as Buyer or the Agent (as Buyer's assignee) may reasonably request.

                  Section 1.2 Payment for the Purchase.

                           (a) The Purchase Price for the Purchase of
Receivables in existence on the close of business on the Business Day immediately preceding the date hereof (the "Initial Cutoff Date") shall be payable in full by Buyer to the Originator of such Receivables on the date hereof, and shall be paid to such Originator in the following manner:

                                        (i) by delivery of immediately available
         funds, to the extent of funds made available to Buyer in connection with its subse quent sale of an interest in such Receivables to the Purchasers under the Purchase Agreement; and

                                        (ii) the balance, by delivery of the
         proceeds of a subordinated revolving loan from such Originator to Buyer (a "Subordinated Loan") in an amount not to exceed the least of (A) the remaining unpaid portion of such Purchase Price, (B) the maximum Subordinated Loan that could be borrowed without rendering Buyer's Net Worth less than the Required Capital Amount and (C) the maximum Subordinated Loan that

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


         could be borrowed without rendering the Net Value less than the aggregate outstanding principal balance of the Subordinated Loans (including the Subordinated Loan proposed to be made on such date). Each Originator is hereby authorized by Buyer to endorse on the schedule attached to its Subordinated Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of Buyer thereunder.

The Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and owing in full by Buyer to the Originator of such Receivable or its designee on the date each such Receivable came into existence (except that Buyer may, with respect to any such Purchase Price, offset against such Purchase Price any amounts owed by such Originator to Buyer hereunder and which have become due but remain unpaid) and shall be paid to such Originator in the manner provided in the following paragraphs (b), (c) and (d).

                           (b) With respect to any Receivables coming into
existence after the Initial Cutoff Date, on each Settlement Date, Buyer shall pay the Purchase Price therefor in accordance with Section 1.2(d) and in the following manner:

                           first, by delivery of immediately available funds, to the extent of funds available to Buyer from its subsequent sale of an interest in the Receivables to the Agent for the benefit of the Purchasers under the Purchase Agreement or other cash on hand (including, without limitation, as a result of the contribution of Receivables to the capital of Buyer by either of Buyer's partners); and

                           second, by delivery of the proceeds of a Subordinated Loan, provided that the making of any such Subordinated Loan shall be subject to the provisions set forth in Section 1.2(a)(ii).

Subject to the limitations set forth in Section 1.2(a)(ii), each Originator irrevocably agrees to advance each Subordinated Loan requested by Buyer on or prior to the Termination Date. The Subordinated Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of the Subordinated Notes and shall be payable solely from funds which Buyer is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the Purchasers.

                           (c) From and after the Termination Date, no
Originator shall be obligated to (but each may, at its option), sell Receivables to Buyer.

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                           (d) Although the Purchase Price for each Receivable
coming into existence after the Initial Cutoff Date shall be due and payable in full by Buyer to the Originator of such Receivable on the date such Receivable came into existence, settlement of the Purchase Price between Buyer and each Originator shall be effected on a monthly basis on Settlement Dates with respect to all Receivables coming into existence during the same Calculation Period and based on the information contained in the Monthly Report delivered by the Servicers pursuant to Article VIII of the Purchase Agreement for the Calculation Period then most recently ended. Although settlement shall be effected on Settlement Dates, increases or decreases in the amount owing under the Subordinated Notes made pursuant to Section 1.2(b) shall be deemed to have occurred and shall be effective as of the last Business Day of the Calculation Period to which such settlement relates.

                  Section 1.3 Purchase Price Credit Adjustments. If on any day:

                           (a) the Outstanding Balance of a Receivable is:

                                        (i) reduced as a result of any defective
         or rejected or returned goods or services, any discount, rebate or any adjustment or otherwise by the Originator of such Receivable (other than cash Collections on account of the Receivables and other than Receivables that, consistent with the applicable Originator's Credit and Collection Policy, have been written off Seller's books as uncollectible other than as a result of any of the other condi tions or events set forth in this definition),

                                        (ii) reduced or canceled as a result of
         a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

                           (b) any of the representations and warranties set
forth in Article II are not true when made or deemed made with respect to any Receivable, or

                           (c) any Contract with respect to any Receivable shall
fail to create a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon,

then, in such event, Buyer shall be entitled to a credit (each, a "Purchase Price Credit") against the Purchase Price otherwise payable hereunder to the Originator of such Receivable equal to (x) in the case of any Receivable reduced or cancelled pursuant to clause (a) above, the amount of such reduction or cancellation and (y) in all other cases, the Outstanding Balance of such Receivable (calculated before giving effect to the applicable reduction or cancellation). If such Purchase Price Credit exceeds the Original Balance of the Receivables

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


of such Originator coming into existence on any day, then such Originator shall pay the remaining amount of such Purchase Price Credit in cash immediately, provided that if the Termination Date has not occurred, such Originator shall be allowed to deduct the remaining amount of such Purchase Price Credit from any indebtedness owed to it under such Originator's Subordinated Note.

                  Section 1.4 Payments and Computations, Etc. All amounts to be paid or deposited by Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of each Originator designated from time to time by such Originator or as otherwise directed by such Originator. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

                  Section 1.5 Transfer of Records.

                           (a) In connection with the Purchase of Receivables
hereunder, each Originator hereby sells, transfers, assigns and otherwise conveys to Buyer all of such Origina tor's right and title to and interest in the Records relating to all Receivables sold hereunder, without the need for any further documentation in connection with the Purchase. In connection with such transfer, each Originator hereby grants to each of Buyer, the Agent and the Servicer of its Receivables an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by such Originator to account for its Receivables, to the extent necessary to administer such Receivables, whether such software is owned by such Originator or is owned by others and used by such Originator under license agreements with respect thereto, provided that should the consent of any licensor of such software be required for the grant of the license described herein, to be effective, such Originator hereby agrees that upon the request of Buyer (or Buyer's assignee), such Originator will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable until the indefeasible payment in full of the Aggregate Unpaids, and shall terminate on the date this Agreement terminates in accordance with its terms.

                           (b) Each Originator (i) shall take such action
requested by Buyer and/or the Agent (as Buyer's assignee), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assigns under the Purchase Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


such Originator hereunder, and (ii) shall use its reasonable efforts to ensure that Buyer, the Agent and the applicable Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

                  Section 1.6 Characterization. If, notwithstanding the intention of the parties expressed in Section 1.1(b), any sale or contribution by any Originator to Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the sale of Receivables hereunder shall constitute a true sale thereof, each Originator hereby grants to Buyer a duly perfected security interest in all of such Originator's right, title and interest in, to and under all Receivables now existing and hereafter arising, all Collections and Related Security with respect thereto, each Lock-Box and Collection Account, the Transfer Agreement, all other rights and payments relating to such Originator's Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the Purchase Price of the Receivables together with all other obligations of such Originator hereunder, which security interest shall be prior to all other Adverse Claims thereto. Buyer and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

                  Section 1.7 Termination of Immaterial Originator. Any Originator that is an Immaterial Originator at the relevant time of determination may terminate its obligation to sell and assign Receivables to Buyer hereunder so long as each of the following conditions is satisfied:

                                        (i) Buyer (and its assigns, including
         the Agent) shall have received prior written notice from such Originator (a "Termi nating Originator") specifying the effective date for such termination which shall not be sooner than 30 days after Buyer (and its assigns) receives such notice;

                                        (ii) Immediately after giving effect to
         such termination, the Net Receivables Balance is at least equal to the sum of the Aggregate Capital plus the Aggregate Reserves (and such Terminating Origina tor in its capacity as a Servicer shall have delivered a Monthly Report setting forth the calculations evidencing satisfaction of this condition precedent);

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                                        (iii) Both immediately before and after
         giving effect to such termination, no Termination Event or Potential Termination Event hereunder and no Amortization Event or Potential Amortization Event under the Purchase Agreement shall have occurred and be continuing or shall reasonably be expected occur and such Terminating Originator shall be deemed to have represented and warranted as to such on and as of the Termination Effective Date (such representation and warranty to survive such Terminating Originator's termination as a party hereto);

                                        (iv) No Material Adverse Effect shall
         occur as a result of such termination or shall reasonably be expected to occur, and such Terminating Originator shall be deemed to have represented and warranted as to such on and as of the Termination Effective Date (such representation and warranty to survive such Terminating Originator's termination as a party hereto); and

                                        (v) No other Originator shall have
         terminated its obligation to transfer Receivables hereunder prior to the Termination Effective Date (as hereinafter defined).

Any termination by an Originator pursuant to this Section 1.7 shall become effective on (the "Termination Effective Date") the later to occur of (i) the first Business Day that follows the day on which the requirements of foregoing clauses (i) through (v) shall have been satisfied or (ii) the date specified in the notice referred to in the foregoing clause (i). Any termination by an Originator pursuant to this Section 1.7 shall terminate such Originator's right and obligation to sell Receivables and the related Related Security and Collections hereunder to Buyer and Buyer's agreement, with respect to such Originator, to purchase such Receivables and Related Security and Collections; provided, however, that such termination shall not relieve such Originator of any of its other obligations, to the extent such obligations relate to Receivables (and Related Security and Collections with respect thereto) originated by such Originator prior to the Termination Effective Date.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

                  Section 2.1 Representations and Warranties of Originator. Each Originator hereby represents and warrants to Buyer on the date hereof, on the date of the Purchase and on each date that any Receivable of such Originator comes into existence that:

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                           (a) Corporate Existence and Power. Such Originator is
a corpora tion, limited liability company or limited partnership duly organized and validly existing in good standing under the laws of its state of organization. Each such Originator is duly qualified to do business and is in good standing as a foreign corporation or entity, and has and holds all corporate or other power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except to the extent that the failure to so qualify or hold could not reasonably be expected to have a Material Adverse Effect.

                           (b) Power and Authority; Due Authorization, Execution
and Delivery. The execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and such Originator's use of the proceeds of the Purchase from such Originator made hereunder, are within its corporate or other powers and authority, and have been duly authorized by all necessary corporate or other action on its part. This Agreement and each other Transaction Document to which such Originator is a party has been duly executed and delivered by such Originator.

                           (c) No Conflict. The execution and delivery by such
Originator of this Agreement and each other Transaction Document to which it is a party, and the perfor mance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws (or equivalent organizational documents) or any shareholder agreements, voting trusts or similar arrangements applicable to any of its authorized shares or other equity interests, (ii) any law, rule or regulation applicable to it,
(iii) any restric tions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Originator or its Subsidiaries (except as created hereunder). No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                           (d) Governmental Authorization. Other than the filing
of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereun der.

                           (e) Actions, Suits. There are no actions, suits or
proceedings pending, or to the best of such Originator's knowledge, threatened, against or affecting such Originator, or any of its properties, in or before any court, arbitrator or other body, that

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


could reasonably be expected to have a Material Adverse Effect. Such Originator is not in default with respect to any order of any court, arbitrator or governmental body.

                           (f) Binding Effect. This Agreement and each other
Transaction Document to which such Originator is a party constitute the legal, valid and binding obligations of such Originator enforceable against such Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                           (g) Accuracy of Information. All information
heretofore furnished by such Originator or any of its Affiliates to Buyer (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Originator or any of its Affiliates to Buyer (or its assigns) will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances made or presented.

                           (h) Use of Proceeds. No proceeds of any Purchase
Price payment to such Originator hereunder will be used (i) for a purpose that violates, or would be inconsis tent with, any law, rule or regulation applicable to such Originator or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

                           (i) Good Title. Immediately prior to the Purchase
hereunder and upon the creation of each Receivable coming into existence after the Initial Cut-Off Date, such Originator (i) is the legal and beneficial owner of the Receivables to be sold by such Originator hereunder, and (ii) is the legal and beneficial owner of the Related Security with respect thereto or possesses a valid and perfected security interest therein, in each case, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect such Originator's ownership interest in each Receivable, its Collections and the Related Security.

                           (j) Perfection. This Agreement, together with the
filing of the financing statements contemplated hereby, is effective to transfer to Buyer (and Buyer shall acquire from such Originator) (i) legal and equitable title to, with the right to sell and

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


encumber each Receivable existing or hereafter arising, together with the Collections with respect thereto, and (ii) all of such Originator's right, title and interest in the Related Security associated with each Receivable, in each case, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's ownership interest in the Receivables, the Related Security and the Collections.

                           (k) Jurisdiction of Organization; Places of Business;
etc. Exhibit II correctly sets forth such Originator's legal name, jurisdiction of organization, Federal Em ployer's Identification Number and State Organizational Identification Number. Such Origina tor's principal places of business and chief executive office and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit II or such other locations of which Buyer has been notified in accordance with Section 4.2(a) in jurisdictions where all action required by Section 4.2(a) has been taken and completed. Such Originator has not within the period of six months prior to the date hereof, (i) changed its location (as within the meaning of Section 9-307 of the UCC), except as set forth on Exhibit II or (ii) changed its legal name (except as set forth on Exhibit II), corporate structure or become a "new debtor" (as within the meaning of Section 9-102(a)(56) of the UCC) with respect to a currently effective security agreement previously entered into by any other Person. Such Originator is a "registered organization" (within the meaning of Section 9-102 of the UCC as in effect in the applicable jurisdiction).

                           (l) Collections. The conditions and requirements set
forth in Section 4.1(j) have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of such Originator at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit III. Such Originator has not granted any Person, other than Buyer (and its assigns) dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lock-Box or Collection Account, or the right to take dominion and control or "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

                           (m) Material Adverse Effect. Since December 31, 1999,
in the case of each Existing Originator and, May 31, 2001 in the case of each other Originator, no event has occurred that would have a Material Adverse Effect.

                           (n) Names. In the past five (5) years, such
Originator has not used any corporate names, trade names or assumed names other than as listed on Exhibit II.

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                           (o) Not a Holding Company or an Investment Company.
Such Originator is not a "holding company" or a "subsidiary holding company" of a "holding com pany" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                           (p) Compliance with Law. Such Originator has complied
in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with any Writing or Contract related thereto, does not contravene any laws, rules or regulations applica ble thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Writing or Contract is in violation of any such law, rule or regu lation.

                           (q) Compliance with Credit and Collection Policies.
Such Origina tor has complied in all material respects with such Originator's Credit and Collection Policy with regard to each Receivable and any related Writing or Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which Buyer (or its assigns) has been notified in accordance with Section 4.1(a)(vii).

                           (r) Payments to Originator. With respect to each
Receivable transferred to Buyer by such Originator hereunder, the Purchase Price received by such Originator constitutes reasonably equivalent value in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by such Originator of any Receivable hereunder is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101 et seq.), as amended.

                           (s) Enforceability of Contracts. Each Contract, if
any, with respect to each Receivable sold by such Originator hereunder is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                           (t) Eligible Receivables. Each Receivable sold by
such Originator hereunder and included at any time in the Net Receivables Balance as an Eligible

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


Receivable was, on the later to occur of the date of the Purchase and the date it came into existence, an Eligible Receivable on such date.

                           (u) Accounting. The manner in which such Originator
accounts for the transactions contemplated by this Agreement does not jeopardize the true sale analysis.

                           (v) No Adverse Selection. To the extent that such
Originator has retained Receivables that would be Eligible Receivables but which have not been transferred to Buyer hereunder, such Originator has not selected those Receivables to be transferred hereunder in any manner that materially adversely affects Buyer.

                                   ARTICLE III
                             CONDITIONS OF PURCHASE

                  Section 3.1 Conditions Precedent to Purchase. The effectiveness of this Agreement is subject to the conditions precedent that Buyer shall have received on or before the Closing Date those documents listed on Schedule A and all of the conditions to the effectiveness of the Purchase Agreement shall have been satisfied or waived in accordance with the terms thereof.

                  Section 3.2 Conditions Precedent to Subsequent Payments. Buyer's obligation to pay for Receivables coming into existence after the Initial Cutoff Date shall be subject to the further conditions precedent that the Facility Termination Date shall not have occurred; (b) Buyer (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request and (c) on the date such Receivable came into existence, the following statements shall be true (and acceptance of the proceeds by any Originator of any payment for such Receivable shall be deemed a representation and warranty by such Originator that such statements are then true):

                                        (i) the representations and warranties
         of such Originator set forth in Article II are true and correct on and as of the date such Receivable came into existence as though made on and as of such date; and

                                        (ii) no event has occurred and is
         continuing that will constitute a Termination Event or a Potential Termination Event.

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


Notwithstanding the foregoing conditions precedent, upon payment of the Purchase Price for any Receivable (whether by payment of cash, through an increase in the amounts outstanding under the Subordinated Notes, by offset of amounts owed to Buyer and/or by offset of capital contributions), title to such Receivable and the Related Security and Collections with respect thereto shall vest in Buyer, whether or not the conditions precedent to Buyer's obligation to pay for such Receivable were in fact satisfied. The failure of any Originator to satisfy any of the foregoing conditions precedent, however, shall give rise to a right of Buyer to rescind the related purchase and direct such Originator to pay to Buyer an amount equal to the Purchase Price payment that shall have been made with respect to any Receivables related thereto.


                                   ARTICLE IV
                                    COVENANTS

                  Section 4.1 Affirmative Covenants of the Originators. Until the date on which this Agreement terminates in accordance with its terms, each Originator hereby cove nants as set forth below:

                           (a) Financial Reporting. Such Originator will
maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to Buyer (and its assigns to the extent not furnished by Buyer under the Purchase Agreement):

                                        (i) Annual Reporting. Within 90 days
         after the close of each of its respective fiscal years, audited, unqualified consolidated financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for Provider for such fiscal year certified in a manner acceptable to the Buyer by independent public accountants acceptable to the Buyer.

                                        (ii) Quarterly Reporting. Within 45 days
         after the close of the first three (3) quarterly periods of each of its respective fiscal years, (A) consolidated balance sheets of Provider and its Subsidiaries as at the close of each such period and (B) consolidated statements of income and retained earnings and a statement of cash flows for Provider for the period from the beginning of such fiscal year to the end of such quarter.

                                        (iii) Compliance Certificate. Together
         with the financial statements required hereunder, a compliance certificate in substan tially the form of Exhibit IV signed by such Originator's Authorized

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


         Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                                        (iv) Copies of Notices. Promptly upon
         its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than Buyer or the Agent, copies of the same.

                                        (v) Change in Credit and Collection
         Policies. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to such Originator's Credit and Collection Policy, a copy of such Originator's Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables of such Originator or decrease the credit quality of any newly created Receivables of such Originator, requesting Buyer's consent thereto.

                                        (vi) Other Information. Promptly, from
         time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Originator as Buyer (or its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contem plated by this Agreement.

                           (b) Notices. Such Originator will notify the Buyer
(or its assigns) in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                                        (i) Termination Events or Potential
         Termina tion Events. The occurrence of each Termination Event and each Potential Termination Event, by a statement of an Authorized Officer of such Originator.

                                        (ii) Judgment and Proceedings. The entry
         of any judgment or decree against such Originator or any of its Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against Originator and its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, and the institution of any litigation, arbitration proceeding or governmental proceeding against such Originator.

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                                        (iii) Material Adverse Effect. The
         occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

                                        (iv) Defaults Under Other Agreements.
         The occurrence of a default or an event of default under any other financing arrangement pursuant to which such Originator is a debtor or an obligor that could reasonably be expected to have a Material Adverse Effect.

                           (c) Compliance with Laws and Preservation of
Corporate Exis tence. Such Originator will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject if noncom pliance with any such law, rule, regulation, order, writ, judgment, injunction, decree or award could reasonably be expected to have a Material Adverse Effect. Such Originator will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so qualify or remain qualified could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

                           (d) Audits. Such Originator will furnish to Buyer (or
its assigns) from time to time such information with respect to it and the Receivables as Buyer (or its assigns) may reasonably request. Such Originator will, from time to time during regular business hours as requested by Buyer (or its assigns), upon reasonable notice, permit Buyer (or its assigns) or their respective agents or representatives (and shall cause Morningstar to permit Buyer (or its assigns) or their respective agents and representatives), (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Originator relating to the Receivables of such Originator and the Related Security, including, without limitation, the related Writings or Contracts, and (ii) to visit the offices and properties of such Originator for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Originator's financial condition or the Receivables of such Originator and the Related Security or such Originator's performance under any of the Transaction Documents or such Originator's performance under the Contracts and, in each case, with any of the officers or employees of such Originator having knowledge of such matters. All such examinations and visits shall be at the sole cost of such Originator; provided, however, that (i) for so long as no Termination Event or Potential Termination Event shall have occurred and be continuing and (ii) the result of the immediately preceding examination and/or visit of such Originator shall have been reasonably satisfactory to the Buyer (and its assigns), such cost shall be borne by such Originator not more than once per calendar year (although in no event shall the foregoing be construed to

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


limit the Buyer (or its assigns) to one such examination and/or visit during such calendar year period with respect to such Originator, provided, that if Buyer (or the Agent as Buyer's assign or its agents or representatives) fails to make any such examination and/or visit during any calendar year period, any Financial Institu tion (as Buyer's assign) or its agent or representatives may make such examination and/or visit in Buyer's stead).

                           (e) Keeping and Marking of Records and Books.

                                        (i) Such Originator will (and will cause
         Morningstar to) maintain and implement administrative and operating proce dures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Such Originator will (and will cause Morningstar to) give Buyer (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                                        (ii) Such Originator will (and will
         cause Morningstar to) (A) on or prior to June 30, 2000 with respect to any Existing Originator (other than GTL, Tuscan Dairies, Tuscan Management and each Dean Entity), on or prior to June 28, 2001 with respect to GTL, Tuscan Dairies and Tuscan Management, and on or prior to the date hereof with respect to each Dean Entity, mark its master data processing records and other books and records relating to the Receivables of such Originator with a legend, acceptable to Buyer (or its assigns), describing Buyer's ownership interests in the Receivables and further describing the Purchaser Interests of the Agent (on behalf of the Purchasers) under the Purchase Agreement and (B) upon the request of Buyer (or its assigns) following the occurrence and during the continuance of a Termination Event hereunder or an Amortization Event under the Purchase Agreement, (x) mark each Writing or Contract with a legend describing Buyer's ownership interests in the Receivables of such Originator and further describing the Purchaser Interests of the Agent (on behalf of the Purchasers) and (y) deliver to Buyer (or its assigns) all Writings and Contracts (including, without limitation, all multiple originals of any such Writing or Contract) relating to the Receivables.

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                           (f) Compliance with Contracts and Credit and
Collection Policies. Such Originator will (and will cause Morningstar to) timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Writings or Contracts related to the Receivables of such Originator or Morningstar, as applica ble, and (ii) comply in all material respects with the applicable Credit and Collection Policy in regard to each Receivable and the related Writing or Contract.

                           (g) Ownership. Such Originator will (and, in the case
of MRC, will cause Morningstar to) take all necessary action to establish and maintain, irrevocably in Buyer, (A) legal and equitable title to the Receivables of such Originator and the Collections and (B) all of such Originator's right, title and interest in the Related Security associated with the Receiv ables of such Originator, in each case, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's interest in such Receiv ables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Buyer as Buyer (or its assigns) may reasonably request). MRC will cause Morningstar to take all necessary action to vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Transfer Agreement irrevocably in MRC, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect MRC's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of MRC therein as Buyer (or its assigns) may reasonably request).

                           (h) Purchasers' Reliance. Each Originator
acknowledges that the Agent and the Purchasers are entering into the transactions contemplated by the Purchase Agreement in reliance upon Buyer's identity as a legal entity that is separate from such Origina tor and any Affiliates thereof. Therefore, from and after the date of execution and delivery of this Agreement, such Originator will take all reasonable steps including, without limitation, all steps that Buyer or any assignee of Buyer may from time to time reasonably request to maintain Buyer's identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of such Originator and any Affiliates thereof and not just a division of such Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, such Originator (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own the Receivables and other assets acquired by Buyer, (ii) will take all other actions necessary on its part to ensure that Buyer is at all times in compliance with the covenants set forth in Section 7.1(i) of the Purchase Agreement and (iii) will cause

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between such Originator and Buyer on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations Sections 1.1502-33(d) and 1.1552-1.

                           (i) Collections. Such Originator will cause (1) all
proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to such Originator or any Affiliate of such Originator, such Originator will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, such Originator will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Buyer and its assigns. Such Originator will transfer exclusive ownership, dominion and control (including "control" within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of each Lock-Box and Collection Account to Buyer and, will not grant the right to take dominion and control or grant "control" (within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of any Lock- Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Buyer (or its assigns) as contemplated by this Agreement and the Purchase Agreement.

                           (j) Taxes. Such Originator will file all tax returns
and reports required by law to be filed by it and promptly pay all taxes and governmental charges at any time owing except for taxes not yet due or that are being diligently contested in good faith by appropriate proceedings and that have been adequately reserved against in accordance with GAAP. Such Originator will pay when due any taxes payable in connection with the Receivables of such Originator, exclusive of taxes on or measured by income or gross receipts of Buyer and its assigns.

                           (k) Performance and Enforcement of Transfer
Agreement. MRC will and will require Morningstar to, perform each of their respective obligations and undertakings under and pursuant to the Transfer Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to MRC under the Transfer Agreement. MRC will take all actions to perfect and enforce its rights and interests (and the rights and interests of Buyer as assignee of MRC) under the Transfer Agreement as Buyer (or its assigns) may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Transfer Agreement.

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                           (l) Payment to Morningstar. With respect to any
Receivable purchased by MRC from Morningstar, such sale shall be effected under, and in strict compli ance with the terms of, the Transfer Agreement, including without limitation, the terms relating to the amount and timing of payments to be made to Morningstar in respect of the purchase price for such Receivable.

                           (m) Local Collections. On or prior to the Lock-Box
Date, such Originator (if and to the extent it is a Local Originator) shall have notified all Obligors of Receivables originated by such Originator to pay all Collections on such Receivables directly to a Lock-Box or Collection Account and, to the extent any such Lock-Box or Collection Account is not in existence on the date hereof, such Originator shall have transferred exclusive owner ship, dominion and control (including "control" within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of such Lock-Box or Collection Account to Buyer (or its assigns) and shall have delivered, on or prior to the Lock-Box Date, an executed Collection Account Agreement acceptable to Buyer (and its assigns) with respect to such new Lock-Box or Collection Account.

                           (n) Amendments to Existing Collection Account
Agreements. On or prior to the Lock-Box Date, such Originator shall deliver to Buyer (and its assigns) duly executed amendments to each of the Collection Account Agreements executed and delivered in connection with the Original Sale Agreement, each such amendment to be in form and sub stance reasonably satisfactory to Buyer (and its assigns).

                           (o) Chase Accounts. Such Originator will, prior to
the Lock-Box Date (if and to the extent any Collections of Receivables originated by such Originator are currently remitted to a Chase Lock-Box), (i) terminate (or caused to be terminated) the Chase Bank of Texas as a Collection Bank and (ii) instruct all Obligors currently remitting payments to any Chase Lock-Box to remit such payments to another existing Lock-Box or Collection Account or a new Lock-Box or Collection Account as to which such Originator will, within the time period specified above, transfer exclusive ownership, dominion and control (including "control" within the meaning of Section 9-104 of the UCC of all applicable jurisdictions) of such Lock-Box or Collection Account to Buyer (or its assigns) and shall have delivered, on or prior to the Lock-Box Date, an executed Collection Account Agreement acceptable to Buyer (and its assigns) with respect to such new Lock-Box or Collection Account. On and after the Lock- Box Date, such Originator will not permit any Collections or any other proceeds of Receivables originated by it to be deposited to the Chase Lock-Boxes or the associated Collection Accounts.

                  Section 4.2 Negative Covenants of the Originators. Until the date on which this Agreement terminates in accordance with its terms, each Originator hereby covenants that:

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                           (a) Name Change, Jurisdiction of Organization,
Offices and Books of Account. Such Originator will not change its name, identity, corporate or other organiza tional structure or jurisdiction of organization (within the meaning of Sections 9-503 and/or 9- 507 of the UCC of all applicable jurisdictions) or relocate its chief executive office, principal place of business or any office where Records are kept unless it shall have: (i) given Buyer (or its assigns) at least thirty (30) days' prior written notice thereof and (ii) delivered to Buyer (or its assigns) all financing statements, instruments and other documents requested by Buyer (or its assigns) in connection with such change or relocation acceptable to the Agent.

                           (b) Change in Payment Instructions to Obligors. Such
Originator will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless Buyer (or its assigns) shall have received, at least ten (10) days before the proposed effective date therefor,
(i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that such Originator may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

                           (c) Modifications to Writings, Contracts and Credit
and Collection Policy. Such Originator will not (and MRC will not permit Morningstar to) make any change to its Credit and Collection Policy that could materially (either individually or in the aggregate) adversely affect the collectibility of the Receivables of such Originator or Morningstar, as applicable, or materially (either individually or in the aggregate) decrease the credit quality of any newly created Receivables of such Originator or Morningstar, as applicable. Except as otherwise permitted in its capacity as Servicer pursuant to Article VIII of the Purchase Agreement, no Originator will (and MRC will not permit Morningstar to) extend, amend or otherwise modify the terms of any Receivable or the Writing or Contract related thereto other than in accordance with such Originator's Credit and Collection Policy.

                           (d) Sales, Liens. Such Originator will not sell,
assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable of such Originator or any Related Security or Collections, or upon or with respect to the Writing or Contract under which any Receivable of such Originator arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer provided for herein), and such Originator will

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under such Originator. Such Originator shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory the financing or lease of which gives rise to any Receivable of such Originator except in favor of the Collateral Agent in accordance with the Dean Credit Agree ment.

                           (e) No Adverse Selection. To the extent that such
Originator has retained Receivables that would be Eligible Receivables but which have not been transferred to Buyer hereunder, such Originator will not select those Receivables to be transferred hereunder in any manner that materially adversely affects Buyer.

                           (f) Accounting for Purchase. Such Originator will
not, and will not permit any Affiliate to, account for (whether in financial statements or otherwise) the transac tions contemplated hereby in any manner other than the sale of the Receivables of such Originator and the Related Security by such Originator to Buyer (other than for tax purposes) or in any other respect account for the transactions contemplated hereby in any manner other than as a sale of the Receivables of such Originator and the Related Security by such Originator to Buyer (other than for tax purposes) except to the extent that such transactions are not recog nized on account of consolidated financial reporting in accordance with GAAP.



                                    ARTICLE V
                               TERMINATION EVENTS

                  Section 5.1 Termination Events. The occurrence of any one or more of the following events shall constitute a Termination Event:

                           (a) Any Originator shall fail (i) to make any payment
or deposit of any amount consisting of principal required hereunder when due, or
(ii) to make any payment or deposit of any other amount required hereunder when due and such failure shall continue for two (2) consecutive Business Days or
(iii) to perform or observe any term, covenant or agreement set forth in Section
4.2 hereunder or (iv) to perform or observe any term, covenant or agreement set forth in Section 4.1(a) (iv) or (c)(second sentence only) hereunder (other than as referred to in clauses (i), (ii) or (iii) of this paragraph (a)) or in any other Transaction Document to which it is a party and such failure shall continue for thirty (30) consecutive days or (v) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clauses (i), (ii), (iii) or (iv) of this paragraph (a) or in any other Transaction Document to which it is a party and such failure shall continue for five (5) consecutive Business Days.

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                           (b) Any representation, warranty, certification or
statement made by any Originator in this Agreement, any other Transaction Document to which it is a party or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect when made or deemed made.

                           (c) Failure of any Originator to pay any Indebtedness
when due in excess of $50,000,000; or the default by such Originator in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of such Originator shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                           (d) Any Originator shall generally not pay its debts
as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against any Originator seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) any Originator shall take any corporate action to authorize any of the actions set forth in the foregoing clauses (i) or (ii) of this subsection (d).

                           (e) A Change of Control shall occur with respect to
any Originator.

                           (f) One or more final judgments for the payment of
money in an amount in excess of $50,000,000, individually or in the aggregate, shall be entered against any Originator on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

                  Section 5.2 Remedies. Upon the occurrence and during the continuation of a Termination Event, Buyer may take any of the following actions: (i) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Originator; provided, however, that upon the occurrence of a Termination Event described in
Section 5.1(d), or of an actual or deemed entry of an order for relief with respect to any Originator under the Federal Bankruptcy Code, the Termination Date shall

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Originator and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by each Originator to Buyer. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of Buyer and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE VI
                                 INDEMNIFICATION

                  Section 6.1 Indemnities by the Originators. Without limiting any other rights that Buyer may have hereunder or under applicable law, each Originator hereby agrees to indemnify (and pay upon demand to) Buyer and its assigns (and their respective Affiliates), officers, directors and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of Buyer or any such assign) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by Buyer of an interest in the Receivables of such Originator, or any Contract or any Writing, excluding, however:

                                        (i) Indemnified Amounts to the extent a
         final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                                        (ii) Indemnified Amounts to the extent
         the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                                        (iii) franchise taxes and taxes imposed
         by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the character ization for income tax purposes of the acquisition by the Purchasers of Pur chaser Interests under the Purchase Agreement as a loan or loans

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


         by the Purchasers to Buyer secured by, among other things, the Receivables, the Related Security and the Collections;

provided, however, that nothing contained in this sentence shall limit the liability of any Originator or limit the recourse of Buyer to any Originator for amounts otherwise specifically provided to be paid by such Originator under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, each Originator shall indemnify Buyer for Indemni fied Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Originator) relating to or resulting from:

                                        (i) any representation or warranty made
         by such Originator (or any officers of such Originator) under or in connection with this Agreement, any other Transaction Document or any other informa tion or report delivered by such Originator pursuant hereto or thereto that shall have been false or incorrect when made or deemed made;

                                        (ii) the failure by such Originator, to
         comply with any applicable law, rule or regulation with respect to any Receivable or Writing or Contract related thereto, or the nonconformity of any Receivable or Writing or Contract included therein with any such applicable law, rule or regulation or any failure of such Originator to keep or perform any of its obligations, express or implied, with respect to any Writing or Contract;

                                        (iii) any failure of such Originator to
         perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                                        (iv) any products liability, personal
         injury or damage, suit or other similar claim arising out of or in connection with mer chandise, insurance or services that are the subject of any Writing or Contract or any Receivable;

                                        (v) any dispute, claim, offset or
         defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable of such Originator (including, without limitation, a defense based on such Receivable or the related Writing or Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accor dance with its terms), or any other claim resulting from the sale of the mer chandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                                        (vi) the commingling of Collections of
         Receiv ables of such Originator at any time with other funds;

                                        (vii) any investigation, litigation or
         proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of any Purchase Price payment, the ownership of the Receivables of such Originator or any other investigation, litigation or proceeding relating to such Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                                        (viii) any inability to litigate any
         claim against any Obligor in respect of any Receivable of such Originator as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                                        (ix) any Termination Event described in
         Section 5.1(d);

                                        (x) any failure to vest and maintain
         vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables of such Originator and the Collections, and all of such Originator's right, title and interest in the Related Security associated with the Receivables of such Originator, in each case, free and clear of any Adverse Claim;

                                        (xi) the failure to have filed, or any
         delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable of such Originator and the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of the Purchase or at any subsequent time;

                                        (xii) any action or omission by such
         Originator which reduces or impairs the rights of Buyer with respect to any Receivable of such Originator or the value of any such Receivable;

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT



                                        (xiii) any attempt by any Person to void
         the Purchase hereunder under statutory provisions or common law or equitable action;

                                        (xiv) the failure of any Receivable of
         such Originator included in the calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included; and

                                        (xv) any failure of MRC to acquire and
         maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from Morningstar, free and clear of any Adverse Claim (other than as created hereunder); or any failure of MRC to give reasonably equivalent value to Morningstar under the Transfer Agree ment in consideration of the transfer by Morningstar of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action.

                  Section 6.2 Other Costs and Expenses. Each Originator shall be jointly and severally liable for, and shall pay on demand, to Buyer all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder. Each Originator shall pay to Buyer on demand any and all costs and expenses of Buyer, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement against such Originator and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following a Termination Event.

                                   ARTICLE VII
                                  MISCELLANEOUS

                  Section 7.1 Waivers and Amendments.

                           (a) No failure or delay on the part of Buyer (or its
assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                           (b) No provision of this Agreement may be amended,
supple mented, modified or waived except in writing signed by both Originators and Buyer and, to the extent required under the Purchase Agreement, the Agent and the Purchasers or the Required Purchasers.

                  Section 7.2 Notices. All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on Schedule E to the Purchase Agreement or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective if given by telecopy, upon the receipt thereof, if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or if given by any other means, when received at the address specified in this Section 7.2.

                  Section 7.3 Protection of Ownership Interests of Buyer.

                           (a) Each Originator agrees that from time to time, at
its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Buyer (or its assigns) may request, to perfect, protect or more fully evidence the interest of Buyer hereunder and the Purchaser Interests, or to enable Buyer (or its assigns) to exercise and enforce their rights and remedies hereunder. Without limiting the foregoing, each Originator will, upon the request of Buyer (or its assigns), execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments and documents, that may be necessary or desirable, or that Buyer (or its assigns) may reasonably request, to perfect, protect or evidence such interest of Buyer (or such Purchaser Interests). At any time, Buyer (or its assigns) may, at the applicable Originator's sole cost and expense, direct such Originator to notify the Obligors of Receivables of such Origina tor of the ownership interests of Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Buyer or its designee.

                           (b) If any Originator fails to perform any of its
obligations hereunder, Buyer (or its assigns) may (but shall not be required to) perform, or cause perfor mance of, such obligations, and Buyer's (or such assigns') costs and expenses incurred in connection therewith shall be payable by the Originators as provided in Section 6.2. Each Originator irrevocably authorizes Buyer (and its assigns) at any time and from time to time in the sole discretion of Buyer (or its assigns), and appoints Buyer (and its assigns) as its attorney(ies)-in-fact, to act on behalf of such Originator (i) to execute on behalf of such Originator as debtor and to file financing or continuation statements (and amendments

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT



thereto and assignments thereof) necessary or desirable in Buyer's (or its assigns') sole discretion to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Buyer (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Buyer's interests in the Receivables. This appointment is coupled with an interest and is irrevocable. The authorization set forth in the second sentence of this Section 7.3(b) is intended to meet all requirements for authorization by a debtor under Article 9 of any applicable enactment of the UCC, including without limitation, Section 9-509 thereof.

                  Section 7.4 Confidentiality.

                           (a) Each Originator shall maintain and shall cause
each of its employees and officers to maintain the confidentiality of this Agreement and the other confiden tial or proprietary information with respect to the Agent and each Purchaser and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Originator and its officers and employees may disclose such information to such Originator's external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.

                           (b) Anything herein to the contrary notwithstanding,
each Origina tor hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agent, the Financial Institutions or the Companies by each other, (ii) by Buyer, the Agent or the Purchasers to any prospective or actual assignee or participant of any of them and (iii) by the Agent or any Purchaser to any rating agency, Funding Source, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Company or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One or CLNY acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                           (c) Buyer shall maintain and shall cause each of its
employees and officers to maintain the confidentiality of this Agreement and the other confidential or propri etary information with respect to each Originator, the Obligors and their respective businesses obtained by it in connection with the due diligence evaluations, structuring, negotiating and execution of the Transaction Documents, and the consummation of the

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT



transactions contem plated herein and any other activities of Buyer arising from or related to the transactions contemplated herein provided, however, that each of Buyer and its employees and officers shall be permitted to disclose such confidential or proprietary information: (i) to the Agent and the other Purchasers, (ii) to any prospective or actual assignee or participant of the Agent or the other Purchasers who execute a confidentiality agreement for the benefit of the Originators and Buyer on terms comparable to those required of Buyer hereunder with respect to such disclosed information, (iii) to any rating agency, Funding Source, provider of a surety, guaranty or credit or liquidity enhancement to any Company, (iv) to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, and (v) to the extent required pursuant to any applicable law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings with competent jurisdiction (whether or not having the force or effect of law) so long as such required disclosure is made under seal to the extent permitted by applicable law or by rule of court or other applicable body.

                  Section 7.5 Bankruptcy Petition. Each Originator and Buyer each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Funding Source that is a special purpose bank ruptcy remote entity or of any Company, it will not institute against, or join any other Person in instituting against, any such entity or any Company any bankruptcy, reorganization, arrange ment, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                           (a) Each Originator covenants and agrees that, prior
to the date that is one year and one day after the payment in full of all outstanding obligations of Buyer under the Purchase Agreement, it will not institute against, or join any other Person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceed ings or other similar proceeding under the laws of the United States or any state of the United States.

                  Section 7.6 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of any Company, the Agent or any Financial Institution, no claim may be made by any Originator or any other Person against any Company, the Agent or any Financial Institution or their respective Affiliates, directors, officers, employ ees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Originator hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                  Section 7.7 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOV ERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

                  Section 7.8 CONSENT TO JURISDICTION. EACH ORIGINATOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH ORIGINATOR PURSU ANT TO THIS AGREEMENT AND EACH ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJEC TION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY ORIGINATOR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH ORIGINATOR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

                  Section 7.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                  Section 7.10 Integration; Binding Effect; Survival of Terms.

                           (a) This Agreement and each other Transaction
Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT



                           (b) This Agreement shall be binding upon and inure to
the benefit of each Originator and Buyer, and their respective successors and permitted assigns (including any trustee in bankruptcy). No Originator may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Buyer. Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of any Originator. Without limiting the foregoing, each Originator acknowledges that Buyer, pursuant to the Purchase Agreement, may assign to the Agent, for the benefit of the Purchas ers, its rights, remedies, powers and privileges hereunder and that the Agent may further assign such rights, remedies, powers and privileges to the extent permitted in the Purchase Agreement. Each Originator agrees that the Agent, as the assignee of Buyer, shall, subject to the terms of the Purchase Agreement, have the right to enforce this Agreement and to exercise directly all of Buyer's rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of Buyer to be given or withheld hereunder) and each Originator agrees to cooperate fully with the Agent in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accor dance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by the Originators pursuant to Article II; (ii) the indemnification and payment provisions of Article VI; and (iii)
Section 7.5 shall be continu ing and shall survive any termination of this Agreement.

                  Section 7.11 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                  Section 7.12 Confirmation and Ratification of Terms.

                           (a) Upon the effectiveness of this Agreement, each
reference to the Original Sale Agreement in any other Transaction Document, and any document, instrument or agreement executed and/or delivered in connection with the Original Sale Agreement or any other Transaction Document, shall mean and be a reference to this Agreement.

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                           (b) The other Transaction Documents and all
agreements, instru ments and documents executed or delivered in connection with the Original Sale Agreement or any other Transaction Document shall each be deemed to be amended to the extent necessary, if any, to give effect to the provisions of this Agreement, as the same may be amended, modified, supplemented or restated from time to time.

                           (c) The effect of this Agreement is to amend and
restate the Original Sale Agreement in its entirety, and to the extent that any rights, benefits or provisions in favor of Buyer (or its assigns) existed in the Original Sale Agreement and continue to exist in this Agreement without any written waiver of any such rights, benefits or provisions prior to the date hereof, then such rights, benefits or provisions are acknowledged to be and to continue to be effective from and after June 30, 2000. This Agreement is not a novation.

                           (d) The parties hereto agree and acknowledge that any
and all rights, remedies and payment provisions under the Original Sale Agreement, including, without limitation, any and all rights, remedies and payment provisions with respect to (i) any represen tation and warranty made or deemed to be made pursuant to the Original Sale Agreement, or (ii) any indemnification provision, shall continue and survive the execution and delivery of this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


                                   DAIRY GROUP RECEIVABLES, L.P.

                                   By:      Dairy Group Receivables GP, LLC
                                   Its:     General Partner


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                             ALTA-DENA HOLDINGS, INC., as an Originator
                             ALTA-DENA CERTIFIED DAIRY, INC., as an Originator BELL DAIRY PRODUCTS, INC., as an Originator BERKELEY FARMS, INC., as an Originator
                             COUNTRY FRESH, LLC , as an Originator
                             CREAMLAND DAIRIES, INC., as an Originator
                             DEAN NORTHEAST, LLC (f/k/a SUIZA GTL, LLC), as an
                                  Originator
                             DEAN FOODS COMPANY OF INDIANA, INC., as an
                                  Originator
                             DEAN MILK COMPANY, INC., as an Originator
                             DEAN FOODS NORTH CENTRAL, INC., as an Originator DEAN FOODS ICE CREAM COMPANY , as an Originator DEAN FOODS COMPANY OF CALIFORNIA, INC., as an
                                  Originator
                             DEAN DAIRY PRODUCTS COMPANY , as an Originator GANDY'S DAIRIES, INC., as an Originator
                             LAND-O-SUN DAIRIES, LLC , as an Originator
                             LIBERTY DAIRY COMPANY, as an Originator
                             MAYFIELD DAIRY FARMS, INC., as an Originator
                             MCARTHUR DAIRY, INC., as an Originator
                             MEADOW BROOK DAIRY COMPANY, as an Originator
                             MORNINGSTAR RECEIVABLES CORP., as an Originator PURITY DAIRIES, INCORPORATED, as an Originator REITER DAIRY, INC., as an Originator
                             RYAN FOODS NORTH CENTRAL, INC., as an Originator RYAN FOODS COMPANY, LLC, as an Originator
                             T. G. LEE FOODS, INC., as an Originator
                             TUSCAN/LEHIGH MANAGEMENT, L.L.C., as an Originator VERIFINE DAIRY PRODUCTS CORPORATION OF
                                  SHEBOYGAN, INC., as an Originator



                             By:
                                 -----------------------------------
                             Name:    Cory M. Olson
                             Title:   Vice President of each of the above
                                      named Originators

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

                              SOUTHERN FOODS GROUP, L.P.,
                              as an Originator

                              By:      SFG Management Limited Liability Company
                              Its:     General Partner


                                       By:
                                           -------------------------------------
                                       Name:    Cory M. Olson
                                       Title:   Vice President

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT



                              TUSCAN/LEHIGH DAIRIES, L.P.,
                              as an Originator


                              By:      Tuscan/Lehigh Management, L.L.C.
                              Its:     General Partner

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

                                   EXHIBIT I

                                   Definitions

                  This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits, Schedules and Annexes thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). If a capitalized term is used in the Agreement, or any Exhibit, Schedule or Annex thereto, and not otherwise defined therein or in this Exhibit I, such term shall have the meaning assigned thereto in Exhibit I to the Purchase Agreement.

                  "Agent" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "Agreement" means the Amended and Restated Receivables Sale Agreement, dated as of December 21, 2001, between the Originators and Buyer, as the same may be amended, restated or otherwise modified.

                  "Buyer" has the meaning set forth in the preamble to the Agreement.

                  "Calculation Period" means each calendar month or portion thereof which elapses during the term of the Agreement. The first Calculation Period shall commence on the Closing Date and the final Calculation Period shall terminate on the Termination Date.

                  "Change of Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of any Originator.

                  "Credit and Collection Policy" means each Originator's credit and collection policies and practices relating to Writings, Contracts and Receivables existing on the date hereof and summarized in Exhibit V, as modified from time to time in accordance with the Agreement.

                  "Default Fee" means a per annum rate of interest equal to the sum of (i) the Prime Rate, plus (ii) 2% per annum.

                  "Demand Notes" has the meaning set forth in the Purchase Agreement.

                  "Dilutions" means, at any time, the aggregate amount of reductions or cancellations described in Section 1.3(a) of the Agreement.



                                    Exh. I-1

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                  "Discount Factor" means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables of any Originator after taking account of (i) the time value of money based upon the anticipated dates of collection of the Receivables of such Originator and the cost to Buyer of financing its investment in the Receivables during such period and (ii) the risk of nonpayment by the Obligors. The Originator of such Receivables and Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment made prior to the Calculation Period during which such Originator and Buyer agree to make such change.

                  "Initial Cutoff Date" has the meaning set forth in Section 1.2(a).

                  "Material Adverse Effect" means a material adverse effect on
(i) the financial condition or operations of any Originator and its Subsidiaries taken as a whole, (ii) the ability of any Originator to perform its obligations under the Agreement or any other Transaction Document, (iii) the legality, validity or enforceability of the Agreement or any other Transaction Document,
(iv) any Originator's, Buyer's, the Agent's or any Purchaser's interest in the Receiv ables generally or in any significant portion of the Receivables, the Related Security or Collec tions with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

                  "Morningstar" means Morningstar Foods Inc., in its capacity as seller under the Transfer Agreement.

                  "MRC" means Morningstar Receivables Corp., a Delaware corporation.

                  "Net Value" means, as of any date of determination, an amount equal to the sum of (i) the aggregate Outstanding Balance of the Receivables at such time, minus (ii) the sum of (A) the Aggregate Capital outstanding at such time, plus (B) the Aggregate Reserves.

                  "Net Worth" means, with respect to as of the last Business Day of each Calculation Period preceding any date of determination, the excess, if any, of (a) the aggregate Outstanding Balance of the Receivables at such time, over (b) the sum of (i) the Aggregate Capital outstanding at such time, plus
(ii) the aggregate outstanding principal balance of the Subordinated Loans (including any Subordinated Loan proposed to be made on the date of determination).

                  "Original Balance" means, with respect to any Receivable coming into existence after the Initial Cutoff Date, the Outstanding Balance of such Receivable on the date it was created.



                                    Exh. I-2

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                  "Original Sale Agreement" has the meaning set forth in the Preliminary State ments to the Agreement.

                  "Originator" has the meaning set forth in the preamble to the Agreement.

                  "Potential Termination Event" means an event which, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

                  "Previously Sold Receivable" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "Purchase" means the purchase pursuant to Section 1.1(a) of the Agreement by Buyer from any Originator of the Receivables of such Originator and the Related Security and Collections related thereto, together with all related rights in connection therewith.

                  "Purchase Agreement" has the meaning set forth in the Preliminary Statements to the Agreement.

                  "Purchase Price" means, with respect to the Purchase from any Originator hereunder, the aggregate price to be paid by Buyer to such Originator for such Purchase in accordance with Section 1.2 of the Agreement for the Receivables of such Originator, Collec tions and Related Security being sold to Buyer, which price shall equal on any date (i) the product of (x) the Outstanding Balance of such Receivables on such date, multiplied by (y) one minus the Discount Factor in effect on such date, minus (ii) any Purchase Price Credits to be credited against the Purchase Price otherwise payable to such Originator in accordance with Section 1.3 of the Agreement.

                  "Purchase Price Credit" has the meaning set forth in Section
1.3 of the Agreement.

                  "Receivable" means all indebtedness and other obligations owed to an Origina tor or Morningstar (at the times it arises, and before giving effect to any transfer or conveyance under the Transfer Agreement or the Agreement) or Buyer (after giving effect to the transfers under the Transfer Agreement and the Agreement) or in which Morningstar, an Originator or Buyer has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by an Originator or Morningstar, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations repre sented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising



                                    Exh. I-3

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


from any other transac tion; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the account debtor or Morningstar or the Originator of such Receivable treats such indebtedness, rights or obligations as a separate payment obligation.

                  "Related Security" means, with respect to any Receivable of any Originator:

                                        (i) all of such Originator's interest
         (and, in the case of MRC, all of Morningstar's interest) in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by such Originator or Morningstar, as applicable, gave rise to such Receivable, and all insurance contracts with respect thereto,

                                        (ii) all other security interests or
         liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Writing or Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                                        (iii) all guaranties, letters of credit,
         insurance, "supporting obligations" (within the meaning of Section 9-102(a) of the UCC of all applicable jurisdictions) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Writing or Contract related to such Receivable or otherwise,

                                        (iv) all service contracts and other
         contracts and agreements associated with such Receivable,

                                        (v) all Records related to such
         Receivable,

                                        (vi) all of such Originator's right,
         title and interest in each Lock-Box and each Collection Account,

                                        (vii) all of MRC's interest in, to and
         under the Transfer Agreement, and

                                        (viii) all proceeds of any of the
         foregoing.

                  "Required Capital Amount" means, as of any date of determination, the greater of (a) an amount equal to the sum of (i) the twenty-four month rolling average of



                                    Exh. I-4

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


Dilutions, plus (ii) the result obtained in the foregoing clause (i) of this definition, multiplied by 10% and (b)$4,500,000.

                  "Settlement Date" means, with respect to each Calculation Period, the date that is the 5th Business Day of the month following such Calculation Period.

                  "Subordinated Loan" has the meaning set forth in Section 1.2(a) of the Agreement.

                  "Subordinated Note" means a promissory note in substantially the form of Exhibit VII hereto as more fully described in Section 1.2 of the Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "Termination Date" means the earliest to occur of (i) the Facility Termination Date, (ii) the Business Day immediately prior to the occurrence of a Termination Event set forth in Section 5.1(d), (iii) the Business Day specified in a written notice from Buyer to Originator following the occurrence of any other Termination Event, and (iv) the date which is 15 Business Days after Buyer's receipt of written notice from Originator that it wishes to terminate the facility evidenced by the Agreement.

                  "Termination Event" has the meaning set forth in Section 5.1 of the Agreement.

                  "Transaction Documents" means, collectively, this Agreement, the Transfer Agreement, each Collection Account Agreement, the Demand Notes, the Subordinated Notes and all other instruments, documents and agreements executed and delivered in connection herewith.

                  "Transfer Agreement" means that certain Amended and Restated Receivables Transfer Agreement dated as of December 21, 2001, between Morningstar and MRC, as amended, restated, supplemented or otherwise modified from time to time.

                  All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.


                                    Exh. I-5

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

                                   EXHIBIT II

                          PRINCIPAL PLACE OF BUSINESS;
                             LOCATION(S) OF RECORDS;
                     FEDERAL EMPLOYER IDENTIFICATION NUMBER;
                                   OTHER NAMES

                    See Exhibit III to the Purchase Agreement

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

                                  EXHIBIT III


                 NAME OF COLLECTION BANKS; COLLECTION ACCOUNTS

                    See Exhibit IV to the Purchase Agreement

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

                                   EXHIBIT IV


                         Form of Compliance Certificate


                  This Compliance Certificate is furnished pursuant to that certain Amended and Restated Receivables Sale Agreement dated as of December 21, 2001, by and among the Originators named therein, and Dairy Group Receivables, L.P. a Delaware limited partnership ("Buyer") (the "Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

                  THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1. I am the duly elected ______________ of [name(s) of Originator(s)].

                  2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of [name(s) of Originator(s)] and its Subsidiaries during the accounting period covered by the attached financial statements.

                  3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or a Potential Termination Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.

                  4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action that [name(s) of Originator(s)] has taken, is taking, or proposes to take with respect to each such condition or event:

                  5. As of the date hereof, the jurisdiction of organization of [name(s) of Originator(s)] is [_______] and [name(s) of Originator(s)] is a "registered organization" (within the meaning of Section 9-102 of the UCC in effect in such applicable jurisdiction) and [name(s) of Originator(s)] has not changed its jurisdiction of organization since the date of the Agreement.

                  The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this day of , 20__.

                                                    By:
                                                        ------------------------
                                                                  [Name]

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

                                   EXHIBIT V

                         Credit and Collection Policies


                             SEE ATTACHED DOCUMENTS

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

                                   EXHIBIT VI

                            [Intentionally omitted.]

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

                                  EXHIBIT VII

                            Form of Subordinated Note


                                SUBORDINATED NOTE

                                                            ______________, 2000

                  1. Note. FOR VALUE RECEIVED, the undersigned, Dairy Group Receivables, L.P., a Delaware limited partnership ("SPV"), hereby unconditionally promises to pay to the order of [name of Originator], a(n) __________ [corporation][limited partnership][limited liability company] ("Originator"), in lawful money of the United States of America and in immediately available funds, on the date following the Termination Date which is one year and one day after the date on which (i) the Outstanding Balance of all Receivables sold under the "Sale Agreement" referred to below has been reduced to zero and (ii) Originator has paid to the Buyer all indemnities, adjustments and other amounts which may be owed thereunder in connection with the Purchases (the "Collection Date"), the aggregate unpaid principal sum outstanding of all "Subordinated Loans" made from time to time by Originator to SPV pursuant to and in accordance with the terms of that certain Amended and Restated Receivables Sale Agreement dated as of December 21, 2001, among Originator, the other Originators named therein and SPV (as amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement"). Reference to
Section 1.2 of the Sale Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Sale Agreement.

                  2. Interest. SPV further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to the Prime Rate; provided, however, that if SPV shall default in the payment of any principal hereof, SPV promises to pay, on demand, interest at the rate of the Prime Rate plus 2.00% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; provided, however, that SPV may elect on the date any interest payment is due hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Note. The outstanding principal of any loan made under this Subordinated Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.

                  3. Principal Payments. Originator is authorized and directed by SPV to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Subordinated Note and the



                                   Exh. VII-1

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


amount of each payment of principal made by SPV, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of Originator to make any such entry or any error therein shall expand, limit or affect the obligations of SPV hereunder.

                  4. Subordination. Originator shall have the right to receive, and SPV shall make, any and all payments relating to the loans made under this Subordinated Note provided that, after giving effect to any such payment, the aggregate Outstanding Balance of Receivables (as each such term is defined in the Purchase Agreement hereinafter referred to) owned by SPV at such time exceeds the sum of (a) the Aggregate Unpaids (as defined in the Purchase Agreement) outstanding at such time under the Purchase Agreement, plus (b) the aggregate outstanding principal balance of all loans made under this Subordinated Note. Originator hereby agrees that at any time during which the conditions set forth in the proviso of the immediately preceding sentence shall not be satisfied, Originator shall be subordinate in right of payment to the prior payment of any indebtedness or obligation of SPV owing to the Agent or any Purchaser under that certain Amended and Restated Receivables Purchase Agreement dated as of December 21, 2001, by and among SPV, the Servicers (as defined therein), various "Purchasers" from time to time party thereto, and Bank One, NA (Main Office Chicago), as the "Agent" (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Agent and the Purchasers and/or any of their respective assignees (collectively, the "Senior Claimants") under the Purchase Agreement. Until the date on which all "Capital" outstanding under the Purchase Agreement has been repaid in full and all other obligations of SPV and/or the Servicers thereunder and under the "Fee Letters" referenced therein (all such obligations, collectively, the "Senior Claim") have been indefeasibly paid and satisfied in full, Originator shall not institute against SPV any proceeding of the type described in Section 5.1(d) of the Sale Agreement unless and until the Collection Date has occurred. Should any payment, distribution or security or proceeds thereof be received by Originator in violation of this Section 4, Originator agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Agent for the benefit of the Senior Claimants.

                  5. Bankruptcy; Insolvency. Upon the occurrence of any proceeding of the type described in Section 5.1(d) of the Sale Agreement involving SPV as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of the Aggregate Capital and the Senior Claim (including "CP Costs" and "Yield" as defined and as accruing under the Purchase Agreement after the commencement of any such proceeding, whether or not any or all of such CP Costs or Yield is an allowable claim in any such proceeding) before Originator is entitled to receive payment on account of this Subordinated Note, and to that end, any payment or distribution of assets of SPV of any kind or character, whether in cash, securities or other property, in any



                                   Exh. VII-2

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Agent for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

                  6. Amendments. This Subordinated Note shall not be amended or modified except in accordance with Section 7.1 of the Sale Agreement. The terms of this Subordinated Note may not be amended or otherwise modified without the prior written consent of the Agent for the benefit of the Purchasers.

                  7. GOVERNING LAW. THIS SUBORDINATED NOTE HAS BEEN MADE AND DELIVERED AT CHICAGO, ILLINOIS, AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS. WHEREVER POSSIBLE EACH PROVISION OF THIS SUBORDINATED NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SUBORDINATED NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SUBORDINATED NOTE.

                  8. Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. Originator additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

                  9. Assignment. This Subordinated Note may not be assigned, pledged or otherwise transferred to any party other than Originator without the prior written consent of the Agent, and any such attempted transfer shall be void.


                            [SIGNATURE PAGE FOLLOWS]


                                   Exh. VII-3

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                                            DAIRY GROUP RECEIVABLES, L.P.


                                            By:_____________________________
                                            Title:




                                   Exh. VII-4

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                                    Schedule
                                       to
                                SUBORDINATED NOTE


                  SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL



               Amount of          Amount of         Unpaid
             Subordinated         Principal        Principal     Notation made
Date             Loan               Paid            Balance           by
----         ------------         ---------        ---------     -------------

----         ------------         ---------        ---------     -------------

----         ------------         ---------        ---------     -------------

----         ------------         ---------        ---------     -------------

----         ------------         ---------        ---------     -------------

----         ------------         ---------        ---------     -------------

----         ------------         ---------        ---------     -------------

----         ------------         ---------        ---------     -------------

----         ------------         ---------        ---------     -------------

----         ------------         ---------        ---------     -------------

----         ------------         ---------        ---------     -------------

----         ------------         ---------        ---------     -------------




                                   Exh. VII-5

                                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

                                   SCHEDULE A


                       DOCUMENTS TO BE DELIVERED TO BUYER
                           ON OR PRIOR TO THE PURCHASE

               SEE PART I OF SCHEDULE B TO THE PURCHASE AGREEMENT.